EXHIBIT 10.4(A)

                           REVOLVING PROMISSORY NOTE
                           -------------------------



U.S.$15,000,000.00            Date: March 6, 2000


      FOR VALUE RECEIVED, the undersigned (collectively "Borrowers," each a "Borrower") jointly and severally promise to pay to the order of OCEAN BANK, a Florida- chartered bank ("Bank"), on March 1, 2001 (the "Maturity"), $15,000,000 (or so much thereof as may have been advanced under the Credit Agreement referred to below and is outstanding on the Maturity). Borrowers also jointly and severally promise to pay interest on the principal amount hereof outstanding from time to time at a floating per annum rate equal to 1.00 percent above the Prime Rate; provided that Borrowers jointly and severally promise to pay interest at a per annum rate equal to the lesser of 18 percent per annum and the highest rate allowed by applicable law (the "Default Rate") on any principal hereof which is more than 10 days overdue. Accrued interest shall be paid monthly on the third day of each month while this Note is outstanding and on the Maturity. Except when and to the extent the Default Rate is applicable, the rate of interest payable hereunder shall vary from time to time as the Prime Rate varies, any change in the rate of interest to become effective on the date of the change in the Prime Rate. Interest shall be calculated on the basis of a 360-day year counting the actual number of days elapsed. Subject to the limitations set forth in the Credit Agreement, Borrowers may borrow, repay and reborrow under this Note. As used herein, the term "Prime Rate" means the prime rate as announced publicly from time to time in New York, N.Y. by Citibank, N.A. (or, if Citibank, N.A. fails or ceases to announce publicly a prime rate, the base rate as announced by Citibank, N.A. or another comparable index selected by
Bank). (The Prime Rate is purely a discretionary benchmark and is not necessarily the lowest or most favorable rate at which either Citibank, N.A. or Bank extends credit to its customers.)

      All payments of interest and of principal shall be payable in lawful money of the United States of America in immediately available funds at 780 N.W. 42nd Avenue, Miami, Florida 33126 (or such other place as Bank may designate), without setoff, counterclaim or deduction of any kind. Each payment hereunder shall be applied first to accrued but unpaid interest and other charges due and owing and the remainder, if any, against the principal amount outstanding.

      This Note is the Note referred to in, is issued under and is entitled to the benefits of, the Credit Agreement, dated of even date herewith, between Borrowers and Bank (as amended, supplemented or restated from time to time, the "Credit Agreement") and any guaranties, any pledge and security agreement and any mortgage and rents assignment referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, provides for the making of advances by Bank to Borrowers from time to time in an aggregate amount not to exceed the principal amount specified at the head of this Note and certain other limits specified in the Credit Agreement, the indebtedness of Borrowers resulting from each such advance being evidenced by this Note. Bank is authorized to set forth in writing from time to time on the reverse hereof or on an attached grid the date and amount of each advance, any repayment of the principal hereof and the principal balance then unpaid hereon, but no failure to do so shall affect the validity hereof or Bank's rights hereunder.

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
EXHIBIT 10.4(A)

      If any one or more Events of Default (as defined in the Credit Agreement) occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement. In addition, the Credit Agreement contains certain other requirements for prepayment of this Note prior to the Maturity.

      Nothing herein shall be construed or operate so as to require either Borrower to pay interest hereunder in an amount or at a rate greater than the maximum allowed by applicable law. Should any interest or other charges hereunder result in the computation or earning of interest in excess of the maximum rate or amount of interest which is permitted under applicable law, and any and all such excess interest shall be (and the same hereby is) waived by Bank, the amount of such excess shall be automatically credited against, and be deemed to have been payments in reduction of, the principal then due hereunder, and such portion of such excess which exceeds the principal then due hereunder shall be paid by Bank to either Borrower.

      To the fullest extent permitted by law, each Borrower hereby: (a) waives demand, presentment, protest, notice of dishonor, notice of intent to accelerate, suit against or joinder of any other person and all other notices;
(b) waives any right to immunity from any action or proceeding brought in connection with this Note or any instrument securing it and waives any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts; (c) waives any right to interpose any setoff or counterclaim or to plead any statute of limitations as a defense in any such action or proceeding; and (d) waives all statutory provisions and requirements for the benefit of such Borrower, now or hereafter in force. All Borrowers' obligations hereunder shall be joint and several, and the release of one of them shall not affect the obligations and liabilities of the other.

      This Note shall be governed by and construed in accordance with the law of the State of Florida, without regard to any conflict-of-law rule or principle that would give effect to the laws of another jurisdiction.

      EACH BORROWER IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING ARISING HEREUNDER OR RELATING HERETO THAT IS BROUGHT BY EITHER OR BOTH BORROWERS SHALL BE TRIED BY THE COURTS OF THE STATE OF FLORIDA SITTING IN MIAMI-DADE COUNTY, FLORIDA OR BROWARD COUNTY, FLORIDA OR THE UNITED STATES DISTRICT COURTS SITTING IN EITHER SUCH COUNTY. EACH BORROWER IRREVOCABLY SUBMITS, IN ANY SUCH ACTION OR PROCEEDING THAT IS BROUGHT BY BANK, TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT, IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING, AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE UPON SUCH BORROWER BY MAILING A COPY THEREOF TO SUCH BORROWER AT SUCH

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
EXHIBIT 10.4(A)

BORROWER'S ADDRESS SET FORTH HEREIN (AS WELL AS BY ANY OTHER LAWFUL
METHOD).

      BORROWERS AND (BY ACCEPTANCE HEREOF) BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO AND COUNTERCLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS) BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.



                                    ___________________________________________
                                    MANUEL D. MEDINA



                                    TERREMARK FORTUNE HOUSE #2, LTD.

                                    By:   Terremark Fortune House #2, Inc.,
                                          its sole general partner

                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________

EXHIBIT 10.4(A)

STATE OF FLORIDA                  )
                                  )   SS:
COUNTY OF MIAMI-DADE              )

The foregoing instrument was acknowledged before me this______day of _______________ , 2000 by Manuel D. Medina. He is personally known to me or has produced ________________ as identification.

                                  ________________________________________
                                  Notary Public,__________________________
                                  Print Name: ____________________________



My commission expires:              (SEAL)







STATE OF FLORIDA                  )
                                  )   SS:
COUNTY OF MIAMI-DADE              )

The foregoing instrument was acknowledged before me this ____ day of _______________ , 2000, by ____________________________ , as __________________
____________________________________ of and on behalf of Terremark Fortune House #2, Inc., a Florida corporation, which executed said instrument as sole general partner of Terremark Fortune House #2, Ltd., a Florida limited partnership. He is personally known to me or produced as identification.

                                  ________________________________________
                                  Notary Public,__________________________
                                  Print Name: ____________________________



My commission expires:              (SEAL)

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